UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2024
____________________
Cohen & Steers Income Opportunities REIT, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	333-269416	88-3609651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
1166 Avenue of the Americas
New York, New York 10036
(Address of Principal Executive Offices) (Zip Code)
(212) 832-3232
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.    Entry into a Material Definitive Agreement.

The information discussed under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

On January 22, 2024, (i) Cohen & Steers Income Opportunities REIT, Inc. (the “Company”) entered into a programmatic joint venture (the “JV”) with The Sterling Organization, LLC (“Sterling”) and (ii) the JV, through a wholly-owned subsidiary (the “Property Owner”), completed the purchase of certain property commonly known as the Marketplace at Highland Village from DDR Highland Village LP, an unaffiliated third party (“Seller”), pursuant to a Purchase Agreement, dated as of December 18, 2023, by and between Seller and the Property Owner (the “Agreement”). Through its ownership interest in the JV, the Company indirectly owns a 99% interest in the Property Owner. Neither Sterling nor the Seller are affiliated with the Company or its affiliates.

The Marketplace at Highland Village is an approximately 451,000 square foot open-air community shopping center built in 2006, that includes a Walmart-owned Supercenter. The acquired premises comprise nearly 207,000 square feet and are approximately 93% occupied by tenants including TJ Maxx, HomeGoods, LA Fitness, DSW and Petco. The total purchase price was $42.1 million, subject to closing costs, customary prorations and escrow arrangements. The Company funded the acquisition using proceeds from its private offering of Class P shares of common stock that was previously reported by the Company in its Current Report on Form 8-K filed January 18, 2024.

The terms and conditions of the acquisition are set forth in the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

On January 24, 2024, the Company issued a press release regarding the Company’s entrance into the joint venture and the acquisition of the property described in Item 2.01 above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1*	Purchase Agreement, dated as of December 18, 2023, between DDR Highland Village LP and Core Power Highland Village LLC
99.1	Press Release, dated January 24, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Portions of this exhibit have been omitted pursuant to Item 601(a)(5) and/or Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & STEERS INCOME OPPORTUNITIES REIT, INC.
Date: January 24, 2024

	By:	/s/ Arjun Mahalingam
	Name:	Arjun Mahalingam
	Title:	Chief Financial Officer & Treasurer